             MASTER ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                  JULY 1, 2004

      MASTER ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated July 1, 2004
(this "Master AAR Agreement"), among Banc of America Mortgage Capital
Corporation (the "Assignor"), Bank of America, N.A. (the "Assignee"), National
City Mortgage Co. (the "Company") and Wachovia Bank, National Association (the
"Custodian").

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    Assignment.

            The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of the Assignor, as Purchaser, in, to and under that certain (i) the Master Seller's Warranties and Servicing Agreement (the
"Flow Agreement"), dated as of September 1, 2003, as amended by Amendment No. 1, dated as of July 1, 2004, among the Company, the Assignor and the Assignee and
(ii) the Custodial Agreement (the "Custodial Agreement" and together with the
Flow Agreement, the "Agreements"), dated as of September 1, 2003, among the
Assignor, the Company and the Custodian and the Assignee hereby assumes all of the Assignor's obligations and duties under the Agreements from and after the date hereof. The Company hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations or duties under the Agreements from and after the date hereof and the Custodian hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations or duties under the Custodial Agreement from and after the date hereof. Notwithstanding the foregoing, it is understood that the Company and the Custodian are not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by the
Company in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known and that the Assignor is not released from liability to the Company or the Custodian for any breaches of any representations, warranties, and covenants by the Assignor made in and pursuant to the Flow Agreement or the Custodial Agreement, respectively, prior to the date hereof regardless of when such breaches are discovered or made known.

      2.    Assignee Representations.

            That Assignee warrants and represents to, and covenants with, the
Assignor, the Custodian and the Company that:

            a.    The Assignee agrees to be bound, as Purchaser or Owner as
applicable, by all of the terms, covenants and conditions of the Agreements and from and after the date hereof, the Assignee assumes for the benefit of the
Company and the Assignor and the Custodian (with respect to only the Custodial
Agreement) all of the Assignor's obligations as Purchaser under the Agreements;

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            b.    The Assignee's address for purposes of all notices and
correspondence pursuant to the Agreements is:

            Bank of America, N.A.
            c/o Bank of America Mortgage
            Master Servicing Department
            200 North College Street
            Charlotte, North Carolina 28255
            Attention: Marie E. Warren
            Telephone: (704) 386-8564
            Email: marie.e.warren@bankofamerica.com

            c.    The Assignee's wire transfer instructions for purposes of all remittances and payments pursuant to the Purchase Agreement is:

            For the account of Bank of America, N.A.
            ABA#: 053000196
            A/C#: 000686769309
            A/C Name: LSBO BANA Account
            Taxpayer ID#: 94-1687665

      3.    Amendment of the Flow Agreement.

            The Company, the Assignee and the Assignor hereby agree that the
Flow Agreement is amended to assign, transfer and set over all of the Assignor's right, title and interest to and under the Flow Agreement to the Assignee and to remove the Assignor as a party thereto and furthermore, that the Flow Agreement is amended by deleting in its entirety any occurrence of the language "Banc of
America Mortgage Capital Corporation" and in each case replacing it with "Bank of America, N.A."

      4.    Amendment of the Custodial Agreement.

            The Company, the Custodian, the Assignee and the Assignor hereby agree that the Custodial Agreement is amended to assign, transfer and set over all of the Assignor's right, title and interest to and under the Custodial
Agreement to the Assignee and to remove the Assignor as a party thereto and furthermore, that the Custodial Agreement is amended by deleting in its entirety any occurrence of the language "Banc of America Mortgage Capital Corporation"
and in each case replacing it with "Bank of America, N.A."

      5.    Miscellaneous.

            a.    This Master AAR Agreement as it relates to Mortgage Loans sold pursuant to the Purchase Agreement on or after the date hereof will be read to contain the above amendments as of the date hereof, and any future reference to the Agreements will mean the Agreements as so modified as of the date hereof and thereafter. The parties hereto acknowledge that the Agreements have not been modified or amended, except as otherwise expressly described or provided for herein.

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            b.    This Master AAR Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            c.    This Master AAR Agreement may be executed in one or more
counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

            d.    Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Flow Agreement.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Master Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.

BANC OF AMERICA MORTGAGE                     BANK OF AMERICA, N.A.
CAPITAL CORPORATION                          Assignee
Assignor

By: /s/ Bruce W. Good                        By: /s/ Bruce W. Good
    ------------------------------------         -------------------------------

Name: Bruce W. Good                          Name:   Bruce W. Good
      ----------------------------------             ---------------------------

Its: Vice President                          Its:  Vice President
     -----------------------------------           -----------------------------

NATIONAL CITY MORTGAGE CO.                   WACHOVIA BANK, NATIONAL
                                             ASSOCIATION
Company                                      Custodian

By: /s/ Mary Beth Criswell                   By: /s/ Maurine Bodine
    ------------------------------------         -------------------------------

Name: Mary Beth Criswell                     Name: Maurine Bodine
      ----------------------------------           -----------------------------

Its: Vice President                          Its: Trust Officer
     -----------------------------------          ------------------------------

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